John Hancock Variable Insurance Trust

Supplement dated February 26, 2013

to the Prospectus April 30, 2012

Health Sciences Trust

Kris H. Jenner no longer serves as a portfolio manager to the Health Sciences Trust and has been replaced by Taymour Tamaddon. Mr. Tamaddon joined T. Rowe Price Associates, Inc. in 2004 and has served as an equity research analyst covering the healthcare industry.

Income Trust

Charles Johnson no longer serves as portfolio manager to the Income Trust. Edward D. Perks, Alex Peters and Matt Quinlan continue to serve as portfolio managers to the fund.

Smaller Company Growth Trust

James N. Behre no longer serves as a portfolio to the Smaller Company Growth Trust and has been replaced by Brian M. Crawford and Patrick W. Kirksey. Mark D. Garfinkel continues to serve as portfolio manager to the fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Variable Insurance Trust

Supplement dated February 26, 2013

to the SAI dated April 30, 2012

The following replaces the information presented under the section, “APPENDIX III - PORTFOLIO MANAGER INFORMATION – relating to the portfolio manager of the Health Sciences Trust:

T. Rowe Price Associates, Inc.

Health Sciences Trust

The following chart reflects the portfolio managers’ investments in the funds that they manage. The chart also reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2012:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets In millions	Number of Accounts	Assets In millions	Number of Accounts	Assets In millions
Taymour Tamaddon	0	$0	0	$0	0	$0

There are no accounts that pay fees based upon performance.

Ownership of fund shares. Mr. Tamaddon did not beneficially own any shares of the fund as of December 31, 2012.

The following amends and restates the information presented under the section, “APPENDIX III - PORTFOLIO MANAGER INFORMATION – relating to the portfolio managers of the Income Trust:

Franklin Advisers, Inc.

Income Trust

The following chart reflects the portfolio managers' investments in the fund that they manage. The chart also reflects information regarding accounts other than the fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2011:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets ($1 million)	Number of Accounts	Assets ($1 million)	Number of Accounts	Assets ($1 million)
Edward D. Perks, CFA	10	$71,898.4	2	$1,176.7	0	$0
Alex Peters, CFA	8	$70,333.6	7	$2,032.2	3	$116.5
Matt Quinlan	9	$72,312.0	2	$1,176.7	0	$0

There are no accounts that pay fees based upon performance.